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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 23, 2008

                        MERIDIAN INTERSTATE BANCORP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         MASSACHUSETTS                   001-33898             20-4652200
         -------------                   ----------            ----------
(State or other jurisdiction of         (Commission          (IRS Employer
        incorporation)                  File Number)        Identification No.)

10 MERIDIAN STREET, EAST BOSTON, MASSACHUSETTS                      02128
----------------------------------------------                    ---------
 (Address of principal executive offices)                         (Zip Code)

                                 (617) 567-1500
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.
              ------------

         On January 23, 2008, Meridian Interstate Bancorp, Inc. (the "Company"), the holding company for East Boston Savings Bank (the "Bank"), announced that its common stock began trading today on the NASDAQ Global Select Market under the symbol "EBSB." For more information, reference is made to the Company's press release dated January 23, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number         Description
              ------         -----------

              99.1           Press Release dated January 23, 2008



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MERIDIAN INTERSTATE BANCORP, INC.


Date: January 23, 2008              By: /s/ Leonard V. Siuda
                                        --------------------------------------
                                        Chief Financial Officer and Treasurer